Exhibit 99.4

CANNBIOREX PHARMACEUTICALS CORP.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Expressed in US Dollars)

	June 30, 2019	December 31, 2018
	(unaudited)
Assets
Current Assets:
Cash	$97,456	$53,672
Due from related parties	28,963	23,628
Loan receivable – related parties, net (see Note 7)	—	—
Prepaid expenses and other current assets	143,517	150,374
Restricted cash	—	49,020
Total Current Assets	269,936	276,694
Property and equipment, net	48,503	64,780
Deposits	86,335	94,293
Intangible asset, net	70,900	74,200
Total Assets	$475,674	$509,967

Liabilities and Stockholders’ Deficiency
Current Liabilities:
Accounts payable	$945,536	$196,099
Accounts payable – related parties	35,329	12,554
Accrued expenses	489,563	380,330
Accrued expenses – related parties	31,623	—
Accrued issuable equity	2,500	25,813
Accrued issuable equity – related party	—	27,983
Due to related parties	87,015	61,336
Deferred income – related parties	40,481	—
Total Current Liabilities	1,632,047	704,115
Long term liabilities – related parties	40,970	30,502
Total Liabilities	1,673,017	734,617

Commitments and Contingencies (Note 8)
Stockholders’ Deficiency:
Common stock, no par value, unlimited number of shares authorized; 169,585,543 and 154,775,003 shares issued and outstanding at June 30, 2019 and December 31, 2018, respectively	5,998,657	4,335,602
Accumulated other comprehensive loss	(27,133)	(16,418)
Accumulated deficit	(7,168,867)	(4,543,834)
Total Stockholders’ Deficiency	(1,197,343)	(224,650)
Total Liabilities and Stockholders’ Deficiency	$475,674	$509,967

The accompanying notes are an integral part of these condensed consolidated financial statements.

CANNBIOREX PHARMACEUTICALS CORP.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Expressed in US Dollars)

(Unaudited)

	For The Six Months Ended June 30, 2019	For the Period From March 8, 2018 (Inception) Through June 30, 2018
Operating Expenses:
Research and development	$578,216	$66,523
General and administrative	2,100,806	1,510,879
Rental income – related parties	(182,616)	—
General and administrative – related parties	121,734	571,419
Total Operating Expenses	2,618,140	2,148,821
Loss From Operations	(2,618,140)	(2,148,821)

Other Income (Expense):
Interest income	2,186	3,495
Interest income – related parties	2,170	—
Change in fair value of accrued issuable equity	—	(2,642)
Change in fair value of accrued issuable equity – related party	(11,249)	(23,230)
Total Other Income (Expense), Net	(6,893)	(22,377)
Net Loss	(2,625,033)	(2,171,198)

Other Comprehensive Income (Loss):
Foreign currency translation adjustments	(10,715)	(32,426)
Total Comprehensive Loss	$(2,635,748)	$(2,203,624)

The accompanying notes are an integral part of these condensed consolidated financial statements.

CANNBIOREX PHARMACEUTICALS CORP.

CONDENSED CONSOLIDATED STATEMENTS OF
CHANGES IN STOCKHOLDERS’ (DEFICIENCY) EQUITY

(Expressed in US Dollars)

(Unaudited)

	Six Months Ended June 30, 2019
	Common Stock		Accumulated Other Comprehensive	Accumulated	Total Stockholders’
	Shares	Amount	Loss	Deficit	Deficiency
Balance – January 1, 2019	154,775,003	$4,335,602	$(16,418)	$(4,543,834)	$(224,650)
Issuances of common stock:
For cash and services(1)	14,221,194	1,595,570	—	—	1,595,570
For satisfaction of accrued issuable equity	589,346	67,485	—	—	67,485
Comprehensive loss:
Net loss	—	—	—	(2,625,033)	(2,625,033)
Other comprehensive loss	—	—	(10,715)	—	(10,715)
Balance – June 30, 2019	169,585,543	$5,998,657	$(27,133)	$(7,168,867)	$(1,197,343)

(1)	Includes $1,538,435 of cash consideration for 13,710,374 shares of common stock (See Note 6).

	For The Period From March 8, 2018 (Inception) Through June 30, 2018
	Common Stock		Accumulated Other Comprehensive	Accumulated	Total Stockholders’
	Shares	Amount	Loss	Deficit	Equity
Balance – March 8, 2018 (inception)	—	$—	$—	$—	$—
Issuances of common stock for cash and services(2)	137,825,003	3,161,451	—	—	3,161,451
Comprehensive loss:
Net loss	—	—	—	(2,171,198)	(2,171,198)
Other comprehensive income	—	—	(32,426)	—	(32,426)
Balance – June 30, 2018	137,825,003	$3,161,451	$(32,426)	$(2,171,198)	$957,827

(2)	Includes $2,628,255 of cash consideration for 133,825,002 shares of common stock (See Note 6).

The accompanying notes are an integral part of these condensed consolidated financial statements.

CANNBIOREX PHARMACEUTICALS CORP.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Expressed in US Dollars)

(Unaudited)

	For the Six Months Ended June 30, 2019	For The Period From March 8, 2018 (Inception) through June 30, 2018
Cash Flows From Operating Activities:
Net loss	$(2,625,033)	$(2,171,198)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,787	—
Bad debt expense	935,222	—
Stock-based compensation	59,914	593,796
Change in fair value of accrued issuable equity	11,249	25,872
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	11,353	(251,650)
Due from related parties	4,008	—
Deposits	11,463	(303,537)
Accounts payable	748,784	92,421
Accounts payable – related parties	22,930	47,406
Accrued expenses	101,509	13,246
Accrued expenses – related parties	31,595	12,740
Due to related parties	(38,118)	—
Deferred income	39,730	—
Long term liabilities – related parties	8,999	—
Total adjustments	1,956,425	230,294
Net Cash Used In Operating Activities	(668,608)	(1,940,904)

Cash Flows From Investing Activities:
Acquisition of technology licenses	—	(74,430)
Loans made to related parties	(167,224)	—
Advances to related parties	(776,417)	—
Purchases of property and equipment	12,574	—
Net Cash Used In Investing Activities	(931,067)	(74,430)

Cash Flows from Financing Activities:
Proceeds from sale of common stock	1,538,435	2,628,255
Proceeds from sale of accrued issuable equity	—	15,422
Advances from related parties	60,758	—
Proceeds from investor deposits	—	325,226
Net Cash Provided By Financing Activities	1,599,193	2,968,903
Effect of Exchange Rate Changes on Cash	(4,754)	(30,025)
Net (Decrease) Increase In Cash	(5,236)	923,544
Cash – Beginning of Period	102,692	—
Cash – End of Period	$97,456	$923,544

Supplemental Disclosures of Non-cash Investing and Financing Activities:
Issuance of common stock in satisfaction of accrued issuable equity	$67,485	$—

The accompanying notes are an integral part of these consolidated financial statements.

CANNBIOREX PHARMACEUTICALS CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND FOR THE PERIOD FROM MARCH 8, 2018 (INCEPTION)
THROUGH JUNE 30, 2018

NOTE 1 — BUSINESS ORGANIZATION AND NATURE OF OPERATIONS

CannBioRex Pharmaceuticals Corp. (“CBR Pharma” or the “Company”) was incorporated on March 8, 2018 under the provisions of the Business Corporation Act of British Columbia.

The Company and its wholly owned subsidiaries, CannBioRex Pharma Limited (“U.K. subsidiary”), located in the United Kingdom (“U.K.”), and Petcanna Pharma Corp. (“Petcanna subsidiary”), located in Toronto, Canada, is a pharmaceutical research company specializing in the clinical development of synthetic pharmaceutical grade cannabinoid compounds for the treatment of rheumatoid arthritis and related arthritic diseases.

NOTE 2 — GOING CONCERN AND MANAGEMENT’S PLANS

The Company has not generated any revenues and has incurred a significant loss since inception. The Company expects to invest a significant amount of capital to fund research and development. As a result, the Company expects that its operating expenses will increase significantly, and consequently, will require significant revenues to become profitable. Even if the Company does become profitable, it may not be able to sustain or increase profitability on a quarterly or annual basis. The Company cannot predict when, if ever, it will be profitable. There can be no assurances that the intellectual property of the Company, or other technologies it may acquire, will meet applicable regulatory standards, obtain required regulatory approvals, be capable of being produced in commercial quantities at reasonable costs, or successfully marketed. The Company plans to undertake additional laboratory studies with respect to the intellectual property, and there can be no assurance that the results from such studies or trials will result in a commercially viable product or will not identify unwanted side effects.

These condensed consolidated financial statements have been prepared under the assumption of a going concern, which assumes that the Company will be able to realize its assets and discharge its liabilities in the normal course of business. As of June 30, 2019, the Company has an accumulated deficit of $7,168,867 and a working capital deficit of $1,362,111. The Company’s ability to continue its operations is dependent upon the continuing support of its creditors and its success in obtaining new financing for its ongoing operations. Financing options available to the Company include equity financings and loans and if the Company is unable to obtain such additional financing timely, the Company may have to curtail its development, marketing and promotional activities, which would have a material adverse effect on its business, financial condition and results of operations, and could ultimately be forced to discontinue its operations and liquidate. These matters raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time, which is defined as within one year after the date that the consolidated financial statements are issued. Realization of the Company’s assets may be substantially different from the carrying amounts presented in these consolidated financial statements and, the accompanying consolidated financial statements do not include any adjustments that may become necessary, should the Company be unable to continue as a going concern. See Note 9 — Subsequent Events for additional details regarding the private merger (“Reorganization”) between the Company, 180 Therapeutics L.P. (“180 LP”), Katexco Pharmaceuticals Corp. (“Katexco”), and 180 Life Sciences Corp (“180”) and for the public merger (“Business Combination”) between 180 and a special purpose acquisition company and public company.

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for annual financial statements. In the opinion of management, such financial statements include all adjustments (consisting only of normal recurring items) which are considered necessary for a fair presentation of the unaudited condensed consolidated financial statements of the Company as of June 30, 2019 and for the six months ended June 30, 2019 and for the period from March 8, 2018 (Inception) through June 30, 2018. The results of operations for the six months ended June 30, 2019 are not necessarily indicative of the operating results for the full year ending December 31, 2019 or any other period. These unaudited condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and related disclosures of the Company as of December 31, 2018 and for the period then ended, which are included elsewhere in this filing.

CANNBIOREX PHARMACEUTICALS CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND FOR THE PERIOD FROM MARCH 8, 2018 (INCEPTION)
THROUGH JUNE 30, 2018

NOTE 4 — PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consisted of the following as of June 30, 2019 and December 31, 2018:

	June 30, 2019	December 31, 2018
	(unaudited)
Travel expenses	$77,996	$18,723
Professional fees	36,595	13,600
Research and development expenses	17,649	57,066
Value-added tax receivable	8,932	53,336
Insurance	2,345	7,649
	$143,517	$150,374

NOTE 5 — ACCRUED EXPENSES

Accrued expenses consist of the following:

	June 30, 2019	December 31, 2018
	(unaudited)
Payroll	$158,185	$85,471
Professional fees	128,600	190,465
Consulting fees	128,448	24,789
Research and development expenses	49,765	57,907
Director Fees	13,244	6,840
Patent filing fees	11,321	14,858
	$489,563	$380,330

As of June 30, 2019, accrued expenses - related parties were $31,623, which consisted of professional and consulting fees for $16,810 and $14,813 respectively. See Note 7 — Related Party Transactions for additional information.

NOTE 6 — STOCKHOLDERS’ DEFICIENCY

Management estimated the fair value of the common stock issued pursuant to the market approach, by referring to prior cash sales of the Company’s common stock. Occasionally, common stock was issued for cash to a service provider at a discount from its market value. In such cases, we recognized stock-based compensation for the difference between the fair value of the market price and the cash issuance price. Accordingly, the Company valued the majority of its common stock between $.005 and $0.10 Canadian dollars (“CAD’) between March 8, 2018 (Inception) and June 30, 2018 and CAD $0.15 per share between January 1, 2019 and June 30, 2019.

During the period from March 8, 2018 (inception) to June 30, 2018, 137,825,003 shares of common stock were issued. The shares were issued for cash consideration of $2,628,255 and stock-based compensation in the amount of $533,196, which is reflected in general and administrative expenses in the accompanying condensed consolidated statement of operations.

During the six months ended June 30, 2019, the Company issued an aggregate of 589,346 shares of common stock in satisfaction of the accrued issuable equity and accrued issuable equity — related parties.

During the six months ended June 30, 2019, the Company issued 14,221,194 shares of its common stock pursuant to subscription agreements signed during the period. The cash consideration for those shares was $1,538,435. The excess of the fair value of the shares on the date of issuance over the cash consideration for related parties transactions, is recorded as stock-based compensation in the amount of $57,135 and is included in general and administrative expenses on the accompanying condensed consolidated statements of operations and comprehensive loss.

CANNBIOREX PHARMACEUTICALS CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND FOR THE PERIOD FROM MARCH 8, 2018 (INCEPTION)
THROUGH JUNE 30, 2018

NOTE 7 — RELATED PARTY TRANSACTIONS

Common Cost Allocation

The Company entered into various cost sharing agreements between March 26, 2019 and May 21, 2019 with Katexco and 180 LP, all related parties that have common directors and officers with the Company. The companies agree to share certain future merger expenses for specific transactions (see Note 9 — Subsequent Events for details) as follows:

	Reorganization Costs	Business Combination Costs Incurred in the United States	Business Combination Costs Incurred in Canada
CBR Pharma	25.93%	28.57%	47.62%
Katexco	29.63%	31.43%	52.38%
180 LP	44.44%	40.00%	0.00%
	100.00%	100.00%	100.00%

Due from Related Parties

As of June 30, 2019, the net amount due from related parties was $28,963, which is comprised of $792,932 of receivables, of which $784,899 was fully or partially reserved for because repayment is not assured. As of June 30, 2019, due from related parties consisted of payments due from companies with shared officers through April 30, 2019. After April 30, 2019, the Company entered into a loan agreement with the related companies with shared officers.

Loans Receivable — Related Parties

On April 30, 2019, the Company entered into two loan agreements with companies that have shared officers. The Company can lend up to $150,000 to one related party and CAD $200,000 to another related party and will earn a simple annual interest rate of 8% on the loan balance. As of June 30, 2019, the aggregate loan receivable amount was $167,224 and consists of payments made on behalf of the related parties for various expenses, which was fully reserved for because repayment is not assured. As of June 30, 2019, the Company recorded interest receivable of $2,211 for these loans, which is included in due from related parties in the accompanying balance sheet.

Accounts Payable

As of June 30, 2019, accounts payable — related parties consisted of $35,329 related to consulting and professional fees, of which $20,345, $6,349, and $,8,635 are payable to directors, an affiliate, and officers of the Company, respectively.

Accrued Expenses

As of June 30, 2019, accrued expenses — related parties consisted of $31,623 related to professional and consulting fees, of which $16,810 and $14,813 are payable to an officer and affiliate, respectively. See Note 5 — Accrued Expenses.

Due to Related Parties

Due to related parties of $87,015 as of June 30, 2019 represents liabilities for rent and services with companies with shared officers and director, of which $76,567 was due to KTX and $10,448 was due to an officer of the Company.

CANNBIOREX PHARMACEUTICALS CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND FOR THE PERIOD FROM MARCH 8, 2018 (INCEPTION)
THROUGH JUNE 30, 2018

NOTE 7 — RELATED PARTY TRANSACTIONS (cont.)

Deferred Income — Related Parties

Deferred income — related parties of $40,481 as of June 30, 2019 represents future rental income for sub-leasing office space in Toronto, Canada, of which $35,359 was due to officers and $5,122 was due to a director of the Company.

Long-Term Liabilities — Related Parties

Long-term liabilities — related parties of $40,970 as of June 30, 2019 represents long-term rent deposits, of which $24,980 was received from officers and $15,990 was received from directors of the Company.

General and Administrative Expense — Related Parties

During the six months ended June 30, 2019, the Company incurred $121,734 of general and administrative expenses for related party services, including (a) $30,147 of stock-based compensation for services provided by a director; (b) $71,938 for professional fees, of which $33,521, $25,124, and $13,293 was paid to officers, a director, and an affiliate of the Company; or (c) $19,649 for travel paid to a greater than 10% investor.

During the six months ended June 30, 2018, the Company incurred $571,419 of general and administrative expenses for related party services, including (a) $283,804 of stock-based compensation for services provided by a greater than 10% investor; (b) $283,618 for professional fees being paid to a director and a greater than 10% investor; and (c) $3,997 of reimbursements being paid to a greater than 10% investor and companies with shared officers or directors, or persons affiliated with such companies.

Rental Income — Related Parties

During the six months ended June 30, 2019, the Company recorded $182,616 of rental income for sub-leasing office space in Toronto, Canada, of which $153,508 were paid to officers and $29,108 were paid to directors of the Company.

Interest Income — Related Parties

During the six months ended June 30, 2019, the Company recorded $2,170 of interest income on a loan from an officer of the Company. For the period from March 8, 2018 (Inception) through June 30, 2018, the Company did not record any interest income from related parties.

Change in Fair Value of Accrued Issuable Equity — Related Party

During the six months ended June 30, 2019, the Company recorded a $11,249 change in fair value of issued shares of common stock to a greater than 10% investor in exchange for corporate advisory fees. During the period from March 8, 2018 (Inception) through June 30, 2018, the Company recorded $23,230 of change in fair value of unissued shares of common stock be issued to a greater than 10% investor of the Company in exchange for corporate advisory fees. See Note 6 — Stockholders’ Deficiency for details related to the Company’s valuation methodology.

NOTE 8 — COMMITMENTS AND CONTINGENCIES

Litigation and Other Loss Contingencies

The Company records liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. During the six months ended June 30, 2019, and the period from March 8, 2018 (Inception) through June 30, 2018, the Company did not record any expense for loss contingencies. As of June 30, 2019, the Company had no liabilities recorded for loss contingencies.

CANNBIOREX PHARMACEUTICALS CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND FOR THE PERIOD FROM MARCH 8, 2018 (INCEPTION)
THROUGH JUNE 30, 2018

NOTE 9 — SUBSEQUENT EVENTS

Advance to Related Party

On August 21, 2019 and August 28, 2019, the Company advanced a total of $124,535 to 180.

Reorganization — Closed

On July 16, 2019, the Company consummated a Reorganization with 180, Katexco, and 180 LP wherein 180, a private company, issued 100,000 common shares in exchange for 100% of the equity and equity equivalents of the Company, Katexco, and 180 LP. 180, 180 LP and Katexco are related parties, as they share certain officers or directors with the Company. In connection with that Reorganization, the Company’s shareholders received 28,571 shares of 180 common stock, and the Company became a 100% owned and operating subsidiary of 180. Katexco has been identified as the accounting acquirer for accounting and reporting purposes in connection with the Reorganization. As of the issuance date of these financial statements, Katexco had not yet completed the acquisition accounting.

Business Combination — Definitive Agreement

On July 25, 2019, the Company entered into a Business Combination agreement with KBL Merger Corp. IV, a special-purpose acquisition company and public company (“KBL”), KBL Merger Sub, Inc. (“Merger Sub”), 180, Katexco, 180 LP, and the Stockholder Representative in his capacity as representative of the stockholders of the Company and the stockholders of 180, Katexco, and 180 LP, pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the agreement, the Merger Sub will merge with and into 180, with 180 continuing as a wholly owned subsidiary of KBL after the closing. The Merger Sub will purchase 100% of the 100,000 shares of 180’s common stock outstanding as of the date of closing in exchange for 17.5 million shares of KBL common stock reduced by the number of shares equal to the amount of any liabilities of 180 in excess of $5 million at the closing, divided by $10. The Business Combination represents a recapitalization of 180.

2019 Hebrew Agreement

On November 11, 2019, CBR Pharma entered into an additional research and license agreement with Yissum Research development Company of the Hebrew University of Jerusalem, Ltd. (the “2019 Hebrew Agreement”), pursuant to which Yissum granted CBR Pharma a worldwide sole and exclusive license (the “2019 Hebrew License”) to develop and commercialize certain patents (the “2019 Hebrew Licensed Patents”), know-how and research results (collectively, the “2019 Hebrew Licensed Technology,” and together with the Licensed Technology, the “Hebrew Licensed Technology”), in order to develop, manufacture, market, distribute, sell, repair and refurbish products, all within the use of the 2019 Hebrew Licensed Technology for (i) Cannabinoid phenolate metal salts, including mono, di and trivalent metals such as Li, Na, K, Ca, Mg, Zn, Fe and Al and their mixtures with native or synthetic cannabinoids, their pharmaceutical formulations, including for oral and topical administration; and (ii) pharmaceutical formulations, for the administration of cannabinoid chemical derivatives, including any and all veterinary and human medical conditions, including obesity, pain, inflammation and arthritis (the “2019 Field”).

Pursuant to the 2019 Hebrew Agreement, notwithstanding the grant of the 2019 Hebrew License, Yissum, on behalf of Hebrew University, will retain the right to (i) make, use and practice the 2019 Hebrew Licensed Technology for Hebrew University’s own research and educational purposes, but not for commercial purposes, and subject to the maintenance of confidentiality for any know-how or unpublished patent information contain in the 2019 Hebrew Licensed Technology; (ii) license or otherwise convey to other academic and not-for-profit research organizations the 2019 Hebrew Licensed Technology for use in non-commercial research and subject to the maintenance of confidentiality for any know-how or unpublished patent information contain in the 2019 Hebrew Licensed Technology; and (iii) license or otherwise convey the 2019 Hebrew Licensed Technology to any third party for research or commercial applications outside the 2019 Field, subject to the maintenance of confidentiality for any know-how or unpublished patent information contain in the 2019 Hebrew Licensed Technology.

CANNBIOREX PHARMACEUTICALS CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND FOR THE PERIOD FROM MARCH 8, 2018 (INCEPTION)
THROUGH JUNE 30, 2018

NOTE 9 — SUBSEQUENT EVENTS (cont.)

The 2019 Hebrew Agreement further provides that CBR Pharma is entitled to grant one or more sublicenses to the 2019 Hebrew Licensed Technology for exploitation in the 2019 Field.

All right, title and interest in and to the 2019 Hebrew Licensed Technology vest solely in Yissum, and CBR Pharma will hold and make use of the rights granted pursuant to the 2019 Hebrew License solely in accordance with the terms of the 2019 Hebrew Agreement.

The 2019 Hebrew Licensed Technology will terminate upon the occurrence of the later of the following: (i) the expiration of the last of the 2019 Hebrew Licensed Patents; (ii) the expiration of the last exclusivity on any product granted by any regulatory or government body; (iii) the expiration of a continuous period of twenty years plus any applicable patent extension period, during which there was no commercial sale of any product in any country; or (iv) if 180 elects to obtain an exclusive license to the know-how under the terms of the 2019 Hebrew Agreement, the expiration of such exclusive license.